EMPLOYMENT AGREEMENT

         Agreement made as of the 13th day of March 2000 (the "Effective Date"), by and between Cylink Corporation, a California corporation with its principal place of business at 3131 Jay Street, Santa Clara, California 95054 (the "Company"), and Richard F. Walsh residing at 40 Glen Eyrie Ave. #26, San Jose CA 95125 (the "Executive").

                              W I T N E S S E T H :

         WHEREAS, the Company desires to employ Executive as Vice President, Chief Information Officer, and Executive is willing to serve in such capacity; and

         WHEREAS, the Company and Executive desire to set forth the terms and conditions of such employment.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Company and Executive agree as follows:

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Employment Agreement
Richard F. Walsh
March 13, 2000

1. Employment.

         1.1. The Company hereby agrees to employ Executive, and Executive agrees to be employed by the Company, on the terms and conditions herein contained, as of the Effective Date, as its Vice President, Chief Information Officer, and in such other executive capacities assigned by the Chief Executive Officer which are not inconsistent with Executive's duties. Executive's duties, authority and responsibilities shall be commensurate with those of a similar position for another company similar in size and business. During the term of Executive's employment, he shall be based at the Company's principal office; provided, however, that Executive shall be required to travel as reasonably necessary in connection with the official business of the Company. Executive shall maintain his permanent residence within the surrounding community. If so requested by the Chief Executive Officer, Executive shall also serve as an officer of the Company's affiliated entities without additional compensation.

         1.2. The Executive shall devote substantially all of his business time, energy, skill and efforts to the performance of his duties and shall faithfully serve the Company to the best of his abilities in a diligent, trustworthy, businesslike and efficient manner. The foregoing shall not prevent Executive from participating in not-for-profit activities or from managing his passive personal investments provided that these activities do not materially interfere with Executive's obligations hereunder.

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Richard F. Walsh
March 13, 2000

2. Term of Employment.

         Executive's employment under this Agreement shall be for a term (the "Employment Term") commencing on the "Effective Date" and terminating, unless otherwise terminated earlier as provided in this Agreement, on March 13, 2005 (the "Original Employment Term"), provided that the Employment Term shall be extended (subject to earlier termination as provided in this Agreement) for additional one (1) year periods (the "Additional Terms"), unless, at least thirty (30) days prior to the end of the Original Employment Term or any Additional Term, the Company or the Executive has notified the other in writing that the Employment Term shall terminate at the end of the then current term. If and when this Agreement is so extended, the term "Employment Term" used in this Agreement shall include all such extensions. The Executive's obligations concerning the Company's Inventions, Confidential Information, not to compete or solicit the Company's customers or employees, and the Company's obligations to provide indemnification, as provided elsewhere in this Agreement, shall survive and remain in effect notwithstanding the termination of the Employment Term or a breach of this Agreement by either the Company or the Executive.

3. Compensation.

         3.1. As compensation for his services under this Agreement, the Company shall pay Executive an annual salary of $150,000 ("Base Salary"). Such Base Salary shall

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Richard F. Walsh
March 13, 2000

be payable in equal installments (not less frequently than monthly) and subject to withholding in accordance with the Company's normal payroll practices.

         3.2. Executive's Base Salary may be increased from time to time by the Chief Executive Officer, but solely in his discretion and not as an implied obligation of this Agreement. Executive's Base Salary may also be decreased from time to time by the Chief Executive Officer in his sole discretion based on his assessment of the Executive's performance or changes in the scope of Executive's responsibilities, provided that Executive will be given written notice and a minimum of ninety (90) days to cure any such assessment which, in the Chief Executive Officer's discretion, warrants such a reduction.

         3.3. In addition to the Base Salary, for each calendar year completed during the Employment Term, the Company shall pay to Executive an annual bonus of $40,000 based, in part, on achievement of performance goals which shall be determined by the Chief Executive Officer in consultation with the Executive. The actual bonus may vary in the sole discretion of the Chief Executive Officer based on his assessment of the Executive's performance.

         3.4. The Company shall reimburse Executive for all reasonable expenses incurred by him in the course of performing his duties under this Agreement which are consistent with the Company's then current policies with respect to travel, entertainment and other

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Richard F. Walsh
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business expenses,  subject to the Company's  requirements  concerning reporting and documentation of such expenses.

4. Benefits.

         4.1. During the Employment Term, Executive shall be entitled to (i) all benefits, if any, which are generally provided from time to time by the Company to its senior executive officers, including, without limitation, (i) any life, medical and disability insurance plans, (ii) incentive, profit-sharing, deferred compensation and similar such plans, subject to: (A) the Executive's satisfaction of the eligibility requirements, if any, and (B) with due credit for the minimum annual bonus already provided under this Agreement, and (iii) all other benefits provided under this Agreement.

5. Stock Options.

         5.1. The Compensation Committee of the Board (the "Compensation Committee"), or its delegee, authorized granting to Executive on March 31, 2000, options to purchase 125,000 shares of Company common stock at an exercise price of $14.50 per share, pursuant and subject to the Company's 1994 Flexible Stock Incentive Plan (the "Plan"). Such Options shall be non-qualified or incentive stock options, or a combination thereof as determined by the Plan's Administrator. The terms of the Options, as more fully set forth in the Option agreement annexed hereto as Attachment A, and specifically modified by this
Section 5, shall  provide that (i) they shall be for a

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Richard F. Walsh
March 13, 2000

maximum six (6) year term from the grant date, and (ii) shall vest and become exercisable ratably over a four (4) year period on the last day of each month during such period, provided: (A) the Executive is employed by the Company on each vesting date, and provided further, that (B) the initial twenty five percent (25%) of the Options shall not be exercisable unless and until the Executive remains employed by the Company on the first anniversary of the Effective Date.

         5.2. Furthermore, in the event of a "Corporate Transaction" or "Change In Control" during the Term of this Agreement, the Executive will be entitled to vesting of a certain percentage of the Executive's then unvested options (the "Accelerated Options"), subject to the provisions of this Section 5, with the percentage being determined as follows:

         5.2.1. If the Corporate Transaction or Change in Control occurs on or after one year from the Effective Date, the Accelerated Options shall equal 100% of the Executive's then unvested Options.

         5.2.2. If the Corporate Transaction or Change in Control occurs within less than one year from the Effective Date, the Accelerated Options shall equal 50% of the Executive's then unvested Options.

         5.3. In the event of a "Corporate Transaction" the Accelerated Options shall fully vest immediately prior to closing unless the Company's successor in interest, or its parent, offers to:

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Richard F. Walsh
March 13, 2000

         5.3.1. either (i) assume the Executive's Accelerated Options in accordance with Section 11 of the Plan, or (ii) replace them with equivalent options, having the same vesting schedule as the original grant by the Company, to purchase publicly traded shares in the successor corporation or its Parent by exchanging them at the same rate of conversion offered to the Company's common shareholders in the Corporate Transaction, and

         5.3.2. provided further that the successor in interest agrees to fully vest all such assumed or exchanged Accelerated Options on the earlier of: (i) the first anniversary of such Corporate Transaction, or (ii) upon termination of the Agreement by the Company or its successor in interest if such termination occurs either without good Cause or by the Executive for Good Reason.

         5.4. In the event of a Change In Control, the Accelerated Options shall vest on the earlier of: (i) the first anniversary of such Change In Control, or
(ii) upon termination of the Agreement by the Company or its successor in interest if such termination occurs either without good Cause or by the Executive for Good Reason. For purposes of the Agreement and this Amendment, the terms "Corporate Transaction" and "Change in Control" shall have the definitions of the Plan, except that a "Corporate Transaction" shall also include the acquisition of more than 80% of the Company's outstanding
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Richard F. Walsh
March 13, 2000

securities by any entity or related group of entities.

6. Vacation.

         During the Employment Term, Executive shall be entitled to four (4) weeks paid vacation in each full calendar year (prorated for any partial year) to be taken at such times as mutually agreed by the Executive and the Chief Executive Officer.

7. Termination.

         7.1. Executive's employment under this Agreement shall terminate prior to expiration of the Employment Term (including any Additional Terms which may be in effect) upon the occurrence of any of the following events:

         7.1.1.   Automatically on the date of Executive's death.

         7.1.2. Upon written notice by the Chief Executive Officer to the Executive for Cause. "Cause" shall mean (A) the Executive being convicted of (or pleading nolo contendere to) a felony (other than a traffic-related offense); (B) the barring of the Executive by any regulatory authority from holding his positions or any limitations imposed on the Company by any regulatory agency if the Executive continued to hold his positions; (C) willful refusal by the Executive to attempt to properly perform his material obligations under this Agreement, or attempt to follow any direction of the Chief Executive Officer consistent with this Agreement, provided the refusal to follow a

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Richard F. Walsh
March 13, 2000

                  direction shall not be Cause if the Executive in good faith believes that such direction is not legal or is contrary to a specific provision of published Professional Standards applicable to Executive's duties, and promptly notifies the Company's General Counsel in writing of such belief; (D) the Executive's willful misconduct or material gross negligence with regard to the business, assets or employees of the Company or its affiliated entities (including as willful misconduct, without limitation, the Executive's willful breach of any fiduciary duty he may owe to the Company or its affiliates under applicable law or this agreement but not de minimis personal use of Company assets or reasonable good faith expense account disputes), (E) the Executive's theft, dishonesty or fraud with regard to the Company or its affiliates which is intended to enrich the Executive or another person or entity but not de minimis personal use of Company assets or reasonable good faith expense account disputes, (F) the Executive's inability to competently perform his assigned duties, or (G) any other material breach by the Executive of this Agreement that remains uncured for thirty
                  (30) days after written notice thereof is given to the Executive. During any period in which the Executive is charged with committing a crime covered by (A) above, the Company may suspend Executive from his titles, duties and

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Richard F. Walsh
March 13, 2000

                  authority herein pending resolution of his status under applicable law; such suspension shall be with pay for up to six (6) months and thereafter shall be without pay. In the event of any Corporate Transaction or Change in Control, subsections (F) and (G) shall be deemed eliminated and without force or effect.

         7.1.3. Upon written notice by the Chief Executive Officer to the Executive, if the Executive (as determined by the Chief Executive Officer in good faith) fails to regularly perform the material duties hereunder by reason of mental or physical illness or incapacity for an aggregate period of more than 180 days during any 365 day period (a "Disability"), provided that, during the Employment Term prior to such termination, the Company's obligations hereunder shall be reduced by any payments being received by Executive under any long-term disability program.

         7.1.4. Upon written notice by the Executive to the Chief Executive Officer for Good Reason stating with specificity the details of the Good Reason, if the stated Good Reason is not cured within twenty (20) days of the giving of such notice. "Good Reason" shall mean any material breach of any provision of this Agreement by the Company, including but not limited to
                  (i) any reduction in Executive's duties or responsibilities as Vice President,

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Richard F. Walsh
March 13, 2000

                  Chief Information Officer (other than those duties which may no longer be required if the Company ceases to be a publicly traded company) or (ii) any demand that he relocate his principal residence beyond any of the counties immediately adjacent to San Francisco Bay, without his consent. Any notice for Good Reason shall be given within ninety (90) days of the later of (i) the occurrence of the triggering event, or (ii) the date upon which Executive could be reasonably expected to know of such event.

         7.1.5. Immediately upon written notice to the Executive by the Chief Executive Officer without Cause.

         7.1.6. Upon the voluntary termination by the Executive without Good Reason upon thirty (30) days prior written notice to the Company (which the Company may, in its sole discretion, make effective earlier). A notice by Executive of non-renewal of the Employment Term shall be deemed a voluntary termination by Executive.

         7.2. Upon such earlier termination of the Employment Term, the Executive shall be promptly paid (i) any unpaid salary and accrued vacation through his date of termination, (ii) a prorated portion of his unpaid annual bonus, as determined by the Chief Executive Officer in accordance with this Agreement, for the calendar year of his termination, (iii) reimbursed for any expenses incurred in connection with the business

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Richard F. Walsh
March 13, 2000

of the Company prior to his date of termination which he would be otherwise entitled to in accordance with the Company's policies on the reimbursement of business expenses, and (iv) receive any benefits or fringes due under any benefit or fringe plan or arrangement in accordance with the terms of said plan or arrangement due for the period prior to such termination.

         7.3. In addition, if the termination is by the Company without Cause, or by the Executive for Good Reason, as provided above, and prior to the Executive's sixty-fifth birthday, the Executive shall receive in full settlement of all amounts owed him, provided he signs a release running to the Company and its related entities and their respective officers, directors and employees of all claims relating to his employment and termination thereof (other than any right to indemnification under the Company's Articles of Incorporation or By-Laws or the Indemnification Agreement annexed as Attachment B hereto, which shall survive) in such form as reasonably requested by the Company:

         7.3.1. Six (6) monthly installments of severance pay each in an amount equal to one-twelfth of the then sum of his Base Salary and annual bonus, based on the amount paid for service during the prior six month period (or, in the event of a corporate austerity program applied to Executive together with other officers of the Company, then the amount that otherwise would have

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Richard F. Walsh
March 13, 2000

                  been paid in accordance with Section 3.3), pro rated if necessary, and subject to the offset of any amounts due, and

         7.3.2. payment by the Company of the premiums for Executive's and his dependents' COBRA coverage for the Company's health insurance plan that generally applies to executives for the period in which Executive is receiving severance pursuant to this Agreement or, if earlier, until Executive and his dependents cease to be eligible for such COBRA coverage. The Company's payment obligations under this Section (other than those in the first sentence) shall immediately cease in the event
                  Executive materially breaches any of his obligations under this Agreement concerning the Company's Inventions, Confidential Information, and not to compete or solicit the Company's customers or employees.

         7.3.3. If the Employment Term ends early on account of Disability, Executive shall be entitled to receive only such amounts as he otherwise be entitled to under any disability policy sponsored by the Company in accordance with this Agreement.

         7.4. If the Employment Term ends early pursuant to this Section 7 for any other reason, Executive shall cease to have any rights to salary, bonus or benefits other than: (i) salary or bonus which has accrued but is unpaid as of the end of the Employment

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Richard F. Walsh
March 13, 2000

Term, and (ii) to the limited extent provided in any benefit or equity plan or arrangement in which Executive has participated as an employee of the Company, any benefits or rights which by their specific terms extend beyond termination of Executive's employment.

         7.4.1. All aforesaid amounts in this Section shall be subject to required withholding. The Company and its affiliated entities shall have no other obligations to the Executive upon a termination except as specifically provided in this Agreement.

8. No Duty to Mitigate/Set-Off.

         Except as specifically stated in this Agreement, the Company's obligation to make any payments to the Executive shall not be affected by any set-off, counterclaim, recoupment, defense, or other claim, right or action which the Company may have against the Executive or others. The Company agrees that if Executive's employment with the Company is terminated during the Employment Term, Executive shall not be required to seek other employment or to attempt in any way to reduce any amounts payable to Executive by the Company pursuant to this Agreement. Further, the amount of any payment or benefit provided for in this Agreement shall not be reduced by any compensation earned by Executive or benefit provided to Executive as the result of employment by another employer or otherwise. Any amounts due under Section 7 are

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Richard F. Walsh
March 13, 2000

inclusive, and in lieu of, any amounts payable under any other salary continuation or cash severance arrangement of the Company. To the extent any such payments are made to Executive under any other salary continuation or cash severance arrangement, such payments shall be offset from the amount due Executive under Section 7.

9. Inventions and Other Intellectual Property.

         The Company and Executive agree to promptly execute the Proprietary Information and Invention Agreement, annexed hereto as Attachment C, and any revised versions which are subsequently issued by the Company as part of its standard terms of employment.

10. Confidential Information.

         Executive acknowledges that the trade secrets, know how, and proprietary information and observations concerning the business or affairs of the Company, or any of its subsidiaries or affiliates or any predecessor thereof (collectively "Confidential Information"), obtained by him while employed by the Company pursuant to this Agreement are the property of the Company or such subsidiary or affiliate. Executive agrees that he shall not disclose to any unauthorized person or use for his own account any Confidential Information without the prior written consent of the Chief Executive Officer unless and except to the extent that the aforementioned matters become generally known to and available for use by the public other than as a result of

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Executive's  acts or omissions to act. If Executive  receives legal process,  he may comply with it provided he promptly notifies the Company and diligently cooperates with the Company in obtaining a protective order. Executive shall deliver to the Company at the termination of the Employment Term, or at any other time the Company may request, all memoranda, notes, plans, records, reports, computer tapes and software and other documents and data (and copies thereof) relating to the Confidential Information or business of the Company or any of its subsidiaries or affiliates which he may then possess or have under his control.

11. Non-Compete, Non-Solicitation.

         11.1. Executive acknowledges that in the course of his employment with the Company pursuant to this Agreement he will become familiar with the Company's Confidential Information and that his services will be of special, unique and extraordinary value to the Company.

         11.2. During the Employment Term and for one (1) year thereafter, Executive shall not enter into Competition with the Company or its affiliates to the extent such Competition requires Executive to divulge, disclose or communicate to any third party, or make use of, any Company Confidential Information. For purposes of this Agreement, "Competition" shall mean participating, directly or indirectly, as an individual proprietor, partner, officer, employee, director, joint venturer, lender, consultant or in

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March 13, 2000

any capacity whatsoever (within the United States or in any foreign country where the Company or its affiliates do business) in a business which develops or markets goods, services or intangible property which is similar to any of those marketed or developed by the Company or its affiliates; provided, however, that such participation shall not include (i) the mere ownership of not more than two percent (2%) of the total outstanding stock of a publicly held company, (ii) the performance of services for any enterprise to the extent such services are not performed, directly or indirectly, for a business in the aforesaid competition,
(iii) any activity engaged in with the prior written approval of the Chief Executive Officer, or (iv) Executive's employment by a non Competitive division (or other business unit) of a company which is in Competition with the Company so long as Executive is not involved with the competitive division (or other business unit). Notwithstanding anything else in this Section to the contrary, subsequent to the termination of Executive's employment hereunder, Executive may, in his sole discretion, passively invest in any entity, provided Executive does not divulge, disclose or communicate any Company Confidential Information to such company or its affiliates, employees, officers, consultants, directors, lenders, or investors and further provided Executive does not render services to such company or otherwise violates this Section (other than by making such passive investments).

         11.3. During the Employment Term and for two (2) years thereafter, Executive shall
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March 13, 2000

not directly or indirectly solicit for Competitive products or induce any customer of the Company or its affiliates to terminate, or otherwise to cease, reduce, or diminish in any way its business relationship with the Company or its affiliates.

         11.4. During the Employment Term and one (1) year thereafter, Executive shall not recruit, solicit or induce any nonclerical employees of the Company or its affiliates to terminate their employment or otherwise cease their business relationship with the Company or its affiliates, or hire or assist another person or entity to hire any nonclerical employee of the Company or its affiliates. Executive agrees not to circumvent this prohibition by hiring any such employee within six (6) months after the employee terminates his employment with the Company or its affiliates. Notwithstanding the foregoing, if requested by any entity with which Executive is not affiliated, Executive may serve as a reference for any person who at the time of the request is not an employee of the Company or any of its affiliates.

         11.5. If, at the time of enforcement of this Section, a court holds that the restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum period, scope or geographical area reasonable under such circumstances shall be substituted for the stated period, scope or area and that the court shall be allowed to revise the restrictions contained herein to cover the maximum period, scope and area permitted by law.

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12. Refund Of Benefits.

         In the event Executive is in breach of Section 11 ("Non-Compete, Non-Solicitation"), or such modified version as may be required by law, Executive will relinquish to the Company:

         12.1. all stock options and other benefits under any stock incentive plan, including the Options granted under this Agreement and Attachment "A", which vested in the Executive's interest during the six months preceding the last day of Executive's employment by the Company. In the event Executive sells or otherwise transfers any such Options, Executive will refund to the Company the amount of the gross economic value realized by Executive.

         12.2. all bonus payments, or any pro rata portions thereof, which were paid or otherwise owed to Executive for his services rendered during the six months preceding the last day of Executive's employment by the Company.

         12.3. all severance payments calculated on the basis of salary, bonus or both.

         12.4. The relinquishment of the foregoing benefits in accordance with this Section shall not limit or otherwise preclude all other rights and remedies of the Company due to the Executive's breach of this Agreement.

13. Enforcement.

         Because Executive's services are unique and because Executive has access to

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March 13, 2000

Confidential Information of the Company and its affiliates, the parties hereto agree that money damages, while not waived, would be an inadequate remedy for any breach of this Agreement. Therefore, in the event a breach or threatened breach of this Agreement, the Company or its successors or assigns may, in addition to other rights and remedies existing in their favor, including the award of money damages, apply to any court of competent jurisdiction for specific performance and/or injunctive or other relief in order to enforce, or prevent any violations of, the provisions hereof (without posting a bond or other security).

14. Indemnification.

         Executive shall be entitled to be indemnified for his activities as an officer to the full extent provided in the Articles of Incorporation and By-Laws of the Company and in accordance with the Indemnification Agreement annexed as Attachment B hereto, which the Company and Executive agree to promptly execute. In addition, the Company shall cover Executive under Directors and Officers Liability Insurance during the Employment Term in the same amount and to the same extent as the Company covers its other officers.

15. Executive Representations.

         Executive   represents  and  warrants  to  the  Company  that  (i)  the execution,

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Employment Agreement
Richard F. Walsh
March 13, 2000

delivery and performance of this Agreement by Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which Executive is a party or by which he is bound, (ii) except with respect to agreements which have been furnished to the Company and relate primarily to confidentiality, intellectual properties and/or ethical conduct entered into between Executive and his former employer(s), Executive is not a party to or bound by any employment agreement, change in control agreement, non-compete agreement or confidentiality agreement with any other person or entity, (iii) upon the execution and delivery of this Agreement by the Company, this Agreement shall be the valid and binding obligation of Executive, enforceable in accordance with its terms, (iv) Executive is a United States citizen or a lawfully resident alien entitled to work within the United States, and (v) Executive will in performing his duties not utilize any confidential information of any other person or entity.

16. Entire Agreement; Modification.

         This Agreement, and all documents incorporated herein, constitute the full and complete understanding of the parties hereto and will supersede all prior agreements and understandings, oral or written, with respect to the subject matter hereof. Each party to this Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by either party, or anyone acting on

                                       21

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Employment Agreement
Richard F. Walsh
March 13, 2000

behalf of either party, which are not embodied in this Agreement, and that no other agreement, statement or promise not contained in this Agreement shall be valid or binding. This Agreement may not be modified or amended except by an instrument in writing signed by the party against whom or which enforcement may be sought.

17. Survival.

         The   provisions  of  this   agreement   which  by  their  terms  imply
continuation beyond the end of the Employment Term shall survive notwithstanding any termination of the Employment Term.

18. Severability.

         Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms of provisions of this Agreement in any other jurisdiction.

19. Waiver of Breach.

         The waiver by any party of a breach of any provisions of this Agreement, which waiver must be in writing to be effective, shall not operate or be construed as a waiver of any subsequent breach.

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Employment Agreement
Richard F. Walsh
March 13, 2000

20. Notices.

         All notices hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, or one (1) day after sending by express mail or other "overnight mail service," or three (3) days after sending by certified or registered mail, postage prepaid, return receipt requested. Notice shall be sent as follows: if to Executive, to the last known address provided by the Executive in the Company's records and, if to the Company, at the address set forth on the first page of this Agreement, attention of the General Counsel. Either party may change the notice address by notice in accordance with this Section.

21. Assignability; Binding Effect.

         This Agreement shall be binding upon and inure to the benefit of Executive and Executive's legal representatives, heirs and distributees, and shall be binding upon and inure to the benefit of the Company, its successors and assigns. This Agreement may not be assigned by the Executive. This Agreement may not be assigned by the Company, except in connection with a merger or a sale by the Company of all or substantially all of its assets and, in such event, only on the condition that the assignee specifically assumes in writing all of the Company's obligations under this Agreement.

22. Governing Law.

         All issues pertaining to the validity, construction, execution and performance of this Agreement shall be construed and governed in accordance with the laws of the

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Employment Agreement
Richard F. Walsh
March 13, 2000

State of California, without giving effect to the conflict or choice of law provisions thereof.

23. Arbitration.

         23.1. In the event of any dispute of any kind whatsoever between the parties, arising out of or related in any way to this Agreement, the parties agree to submit all such disputes to binding arbitration. Each party shall be entitled to appoint one arbitrator, who shall not be an affiliate, officer, director, employee, agent, vendor or contractor of that party. The appointed arbitrators shall then appoint a neutral arbitrator who shall serve as Chairman, and the arbitration shall be conducted by the arbitrators so chosen. The parties' arbitrators shall be experienced executives in the technology industry, and the Chairman shall be an attorney practicing litigation in the field of employment law. The arbitration shall be conducted in Santa Clara County, California. Demand for arbitration shall be made in writing and shall be served upon the party or parties to whom the demand is addressed in the manner provided for the tender of notices in this Agreement. If the party receiving the demand for arbitration does not appoint its arbitrator within 30 days after receiving such notice, the arbitrator appointed by the party serving the demand for arbitration shall be further empowered to serve as the sole arbitrator, notwithstanding that he fails to meet the qualifications for the Chairman set forth in this Section.

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Employment Agreement
Richard F. Walsh
March 13, 2000

         23.2. The arbitrators are authorized to award any remedy, legal or equitable, as well as any interim relief as they deem appropriate in their discretion. However, notwithstanding the foregoing, the arbitrators shall have no power to add to, subtract from, or modify any of the terms or conditions of this Agreement.

         23.3. Subject to the arbitration agreement stated in this Article, the federal and state courts located in Santa Clara County, California shall have exclusive jurisdiction over all other legal proceedings between the parties. Executive agrees to the personal jurisdiction of said courts and to the receipt of service of process in the same form as other notices under this Agreement. Application may be made to any such court to assist the arbitrators in performing their arbitral duties, to confirm their award and to enforce any such award as a judgement of said court.

24. Headings.

         The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the construction or interpretation of this Agreement.

25. Counterparts.

         This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

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Employment Agreement
Richard F. Walsh
March 13, 2000

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and Executive has hereunto set his hand as of the date first set forth above.


                                                CYLINK CORPORATION


                                                By: /s/  William P. Crowell
                                                    --------------------------
                                                Name:  William P. Crowell
                                                Title: CEO and President


                                                EXECUTIVE


                                                /s/ Richard F. Walsh
                                                --------------------------
                                                Richard F. Walsh

                               FIRST AMENDMENT TO
                              EMPLOYMENT AGREEMENT

         This First Amendment is made as of the 1st day of January, 2002 (the "Effective Date"), by and between Cylink Corporation, a California corporation with its principal place of business at 3131 Jay Street, Santa Clara, California 95054 (the "Company"), and Richard F. Walsh, residing at 40 Glen Eyrie Ave. #26, San Jose CA 95125 (the "Executive").

         WHEREFORE, the Company and Executive executed an Employment Agreement (the "Agreement") having an Effective Date of March 13, 2000;

         WHEREFORE, the Company has revised some of the standard terms of its executive Employment Agreements;

         NOW THERFORE, the parties agree as follows:

1. Article 5 of the Agreement is revised to state:

Stock Options.

         5.1. The Compensation Committee of the Board (the "Compensation Committee") authorized granting to Executive on March 31, 2000, options to purchase 125,000 shares of Company common stock at an exercise price of $14.50 per share, pursuant and subject to the Company's 1994 Flexible Stock Incentive Plan (the "Plan"). Such options shall be non-qualified or incentive stock options, or a combination thereof as determined by the Plan's Administrator. The terms of the options, as more fully set forth in the option agreement annexed hereto as Attachment A, and specifically modified by this

First Amendment
Employment Agreement
Richard F. Walsh

Section 5, shall provide that (i) they shall be for a maximum six (6) year term, and (ii) shall vest and become exercisable ratably over a four (4) year period on the last day of each month during such period, provided: (A) the Executive is employed by the Company on each vesting date, and provided further, that (B) the initial twenty five percent (25%) of the options shall not be exercisable unless and until the Executive remains employed by the Company on the first anniversary of the Effective Date.

     5.2. Furthermore, in the event of a "Corporate Transaction" or "Change In Control" during the Term of this Agreement, the Executive will be entitled to vesting of all of the Executive's then unvested options (the "Accelerated Options") under all option agreements granted during the period of his employment, subject to the provisions of this Section 5:

         5.2.1. In the event of a "Corporate Transaction" the Accelerated Options shall fully vest immediately prior to closing unless the Company's successor in interest, or its parent, offers to:

         5.2.2. either (i) assume the Executive's Accelerated Options in accordance with Section 11 of the Plan and allow them to continue vesting in accordance with their terms, or (ii) replace them with equivalent options, having the same vesting schedule as the original grant by the Company, to purchase publicly traded shares in the successor corporation or its Parent by exchanging them at the same rate of conversion offered to the
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First Amendment
Employment Agreement
Richard F. Walsh

                  Company's common shareholders in the Corporate Transaction, and

         5.2.3. provided further that the successor in interest agrees to fully vest all such assumed or exchanged Accelerated Options on the earlier of: (i) the first anniversary of his continued employment following such Corporate Transaction, or (ii) upon termination of the Agreement by the Company or its successor in interest if such termination occurs either without good Cause or by the Executive for Good Reason.

         5.3. In the event of a Change In Control, the Accelerated Options shall vest on the earlier of: (i) the first anniversary of such Change In Control, or
(ii) upon termination of the Agreement by the Company or its successor in interest if such termination occurs either without good Cause or by the Executive for Good Reason. For purposes of the Agreement and this Amendment, the terms "Corporate Transaction" and "Change in Control" shall have the definitions of the Plan, except that a "Corporate Transaction" shall also include the acquisition of more than 50% of the Company's outstanding securities by any person or related group of persons as defined in Section 13(d)(3) of the Securities Act of 1934, other than the entities and transactions identified on the Attachment to this Amendment.

                                       29

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First Amendment
Employment Agreement
Richard F. Walsh

2. Article 6 is revised to state:

Paid Time Off ("PTO").

         During the Employment Term, Executive shall be entitled to PTO, including vacation, equal to the greater of: (i) fifteen days plus one additional day for each year of employment by the Company, or (ii) twenty days plus one additional day for each year of employment under this Agreement; but in no event more than 25 days, in each full calendar year (prorated for any partial year) to be taken at such times as mutually agreed by the Executive and the Chief Executive Officer.

3. All other terms and conditions of the Agreement shall remain in full force and effect as if restated in their entirety herein.

         IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and Executive has hereunto set his hand as of the date first set forth above.


                                                 CYLINK CORPORATION

                                                 By: /s/  R. Fougner
                                                     ---------------------
                                                 Name:  R. Fougner
                                                 Title: VP, Corporate Secretary

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First Amendment
Employment Agreement
Richard F. Walsh


                                                 EXECUTIVE

                                                 By /s/ Richard F. Walsh
                                                    ---------------------
                                                 Richard F. Walsh

                                       31